Financial income (expenses), net (Tables)	12 Months Ended
Dec. 31, 2022
Financial Income Expenses Net
Schedule of financial expenses

	2022	2021	2020
		Note 2	Note 2
Finance expenses:
Cost of debt	(863)	(441)	(319)
Cost of the discounting of receivables	(53)	(2)	(1)
Monetary restatement loss	(148)	(93)	(91)
Interest on lease liabilities	(393)	(317)	(301)
Other finance expenses	(71)	(90)	(92)
Total financial expenses	(1,528)	(943)	(804)

Financial income:
Income from short term instruments	137	78	60
Monetary restatement gain (*)	640	238	406
Other financial income	1	4	4
Total financial income	778	320	470

Total	(750)	(623)	(334)
(*)	In 2022, the amount of R$201 was recorded referring to the monetary restatement of the refund of ICMS-ST. In 2021, the Company recorded a credit of R$109, referring to the monetary restatement of the tax credit for the exclusion of ICMS from the PIS and COFINS calculation bases. (R$345 at December 2020).